Putnam
                                 Tax Exempt
                                 Income Fund





ANNUAL REPORT
September 30, 1995

                            (Graphic--Balance Scales)

               B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Performance highlights >"Demand for attractively priced municipal bonds is increasing as new bond sales by states, cities, and
                         agencies become more scarce. . . . New sales have
                         fallen 18 percent during the first nine months of 1995."
                         --Bloomberg, October 13, 1995

                      > "For those who think that risk and taxes aren't about to be repealed, it seems like a good time to slap one up the middle with munis while everybody's swinging away in stocks."
                         --Barron's, October 2, 1995

FISCAL 1995 RESULTS AT A GLANCE

                            Class A                Class B                Class M(4)
Total return:             NAV        POP           NAV      CDSC        NAV          POP
 ..............................................................................................
(change in value
during
period plus
reinvested
distributions)
12 months ended
9/30/95                 8.58%      3.38%       8.01%       3.01%
Life of Class M                                                       5.23%        1.81%
                                 Class A      Class B                       Class M
 Share value:             NAV        POP           NAV                  NAV          POP
 ...............................................................................................
9/30/94                 $8.55      $8.98         $8.53
2/16/95 (inception of class M shares)                                 $8.61        $8.90
9/30/95                  8.74       9.18          8.73                 8.75         9.04

Distributions:         No.                    Income                              Total
 ...............................................................................................
Class A                  12                  $0.517064                        $0.517064
Class B                  12                   0.461131                         0.461131
Class M                   8                   0.304882                         0.304882

Current return:           NAV        POP           NAV                  NAV           POP
 ...............................................................................................
End of period
Current dividend
rate(1)                 5.71%      5.43%         5.05%                5.36%        5.19%
Taxable
equivalent(2)           9.45       8.99          8.36                 8.87         8.59
Current 30-day
SEC yield(3)            5.58       5.31          4.96                 5.21         5.02
Taxable
equivalent(2)           9.24       8.79          8.21                 8.63         8.31



Data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9. POP assumes 4.75% maximum sales charge for class A and 3.25% for class M. CDSC assumes 5% maximum contingent deferred sales charge. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. (3)Based on investment income, calculated using SEC guidelines. (4)The fund commenced operation for class M shares on 2/16/95.

From the Chairman

(Photo of George Putnam)
(c) Karsh, Ottawa

Dear Shareholder:


With plenty to be positive about, tax-exempt investors are finally putting their summer fears behind them. A few months ago, flat-tax proposals were floated in the pre-election wind. The mere talk of such a tax, which would end the beneficial treatment now accorded municipal bonds, was enough to send the market into decline.



Interest rates are still moderate, inflation remains low, and the economy seems to have slowed to a more comfortable pace, all factors that gladden fixed-income investors' hearts. Municipal-bond investors have been further blessed with yields virtually at the same level as those of taxable bonds and a favorable ratio of supply to demand.



As Putnam Tax Exempt Income Fund's fiscal year ended on September 30, 1995, the municipal-bond market was showing new signs of strength, poised for what could be another positive period of advance. In the report that follows, Fund Managers David Eurkus and Triet Nguyen review performance and prospects for the year ahead.



Respectfully yours,

(Signature of George Putnam)

George Putnam
Chairman of the Trustees
November 15, 1995

Report from the Fund Managers
David J. Eurkus
Triet M. Nguyen


Putnam Tax Exempt Income Fund's fiscal year ended on a much brighter note than it began. During the first half, fixed-income investors witnessed one of the bleakest economic environments in history, followed by one of the most dramatic bond market rallies. While your fund was able to rebound in the brighter environment of calendar 1995, the municipal-bond market faced some challenges that dampened fund performance relative to taxable income investments.


> "SOFT LANDING" COMES TO FRUITION

  Early in calendar 1995, investors began to see the first signs of success in the Federal Reserve Board's effort to moderate economic growth and keep inflation in check. After a year-long series of interest rate increases, the economy began to slow and bond markets rallied. In early July, in a clear indication that inflationary pressures had receded, the Fed cut short-term interest rates for the first time in nearly three years.


  By the end of the fund's fiscal year on September 30, 1995, it appeared that the Fed had achieved its desired "soft landing" -- a slowing in growth sufficient to contain inflation without leading to a recession. With these economic conditions providing a favorable climate for fixed-income investments, bond yields fell and their prices soared.



> PERCEIVED THREAT OF TAX REFORM HINDERS
  MUNICIPAL-BOND MARKET



  Despite the exuberance of the overall bond market, municipal- bond price appreciation remained low in relation to Treasuries throughout the latter half of fiscal 1995. One reason for this lagging performance was tax-reform rhetoric -- a telling example of the impact investor psychology can have on financial markets. This past spring, talk of tax reform, and specifically a flat-tax proposal, began to escalate, causing some nervousness among municipal-bond investors.

  Among the proposals soon to be considered by Congress are those that would add tax exemptions on several types of investment income, such as U.S. Treasuries. This would effectively remove municipal bonds' exclusive tax advantages. It is important to note that we believe any changes to the tax system, if they happen at all, are unlikely to be as radical as the current proposals suggest. Furthermore, we do not expect any changes to occur until after the 1996 election.


  Nevertheless, in April, at the onset of this talk, investors began pulling money out of tax-exempt bond funds. Tax reform concerns also made many investors reluctant to commit their money to bonds with maturities greater than 10 years. During the latter half of the fund's fiscal year, bonds at the short end of the yield curve (those that mature in 10 years or less) outperformed municipal bonds with longer maturities. Because we believed that bonds with 15- to 20-year maturities offered the best value, we sold selected bonds with shorter maturities as well as selected bonds with 30-year maturities to help capture the greater price appreciation potential.



CREDIT QUALITY OVERVIEW

(pie chart)
51.2% AAA
8.3% AA
9.4% A
24.7% BBB
6.4% BB and below

Based on net assets on 9/30/95. Holdings will vary over time.

A bond rated BBB or higher is considered investment grade. All ratings reflect Standard & Poor's (R) rating terminology, unless noted otherwise. While the fund has the flexibility to invest in higher-yielding, lower-rated bonds, which pose a greater risk of default, generally at least 75% of the portfolio will be investment grade.

> EMPHASIS ON REGIONS WITH PRICE APPRECIATION POTENTIAL


  Your fund continued to benefit from its strategy of investing in a diverse group of industries across the country. We focused the portfolio's investments in regions that we believe offered the greatest price appreciation potential, including such high-tax states as Massachusetts, New York, and California. In these states, municipal-bond yields have been especially attractive.



  While your fund remained heavily weighted in investment-grade bonds -- those having a credit quality rating of BBB or above -- we also sought opportunities in selected lower-rated issues such as bonds issued by the Foothill/Eastern Transportation Corridor Agency in California. These revenue bonds support a large, multimillion-dollar toll-road construction project in the Anaheim/San Diego area. They have provided outstanding performance since being added to your fund's portfolio in early June.



  Another fiscal 1995 success story was your fund's investment in bonds sold to finance the $4.9 billion Denver International Airport. These bonds, among our largest holdings, have served the fund well throughout the fiscal year. The Denver airport project was plagued with problems, including a 16-month delay in opening and several cost increases. Since opening last February, however, the facility has overcome many of its problems. In its first six months of operation, the airport generated more revenue than anticipated, and the bonds recently qualified for insurance.



> MUNICIPAL-BOND SUPPLY REMAINED SCANT; EVIDENCE OF INCREASED DEMAND



  Fiscal 1995 was marked by a considerably low supply of new bond issuance -- which at fiscal year's end was down approximately 25% from 1994 levels. Demand for municipal bonds, however, was a little more tenuous.

                                  (Bar Chart)
TOP INDUSTRY SECTORS*
     Hospitals        18.73%
Transportation        13.11%
     Utilities        12.86%
     Education         8.35%
       Housing         7.90%
*Based on total net assets on 9/30/95. Holdings will vary in the future.

  In what we consider to be a premature reaction to tax-reform rhetoric, individual investors withdrew $4.5 billion from tax- exempt bond funds in the
  first eight months of 1995. This   outflow continued through late summer,
  when investors pulled more than $1 billion from municipal-bond funds in a single month. As the fiscal year came to a close, however, this trend was beginning to reverse. Furthermore, as individual investors began putting money back into the funds, municipal-bond yields, which, like all other bond yields, move in the opposite direction of bond prices, began to decline. We believe any increase in demand, combined with scant supply, bodes well for your fund.


> FAVORABLE ECONOMIC AND SUPPLY/DEMAND
  OUTLOOK


  We believe the current economic environment -- slow but steady growth with relatively low inflation -- will continue to benefit your fund in the months ahead. We're also optimistic about the increased demand for municipal-bond mutual funds, which became evident toward the end of your fund's fiscal year.



  While we don't expect flat-tax jitters among investors to disappear anytime soon, we do believe that more moderate tax-reform proposals will emerge as the presidential campaign nears. And, we believe investors will recognize the relative value of municipal bonds as alternative investments may become overvalued.



  The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

  This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

  Performance should always be considered in light of a fund's investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income tax, consistent with capital preservation.


  TOTAL RETURN FOR PERIODS ENDED 9/30/95

                            Class A              Class B             Class M
                        NAV        POP        NAV      CDSC       NAV       POP
---------------------------------------------------------------------------------
1 year                   8.58%      3.38%     8.01%     3.01%     --        --
---------------------------------------------------------------------------------
5 years                 51.59      44.46       --        --       --        --
Annual average           8.68       7.63       --        --       --        --
---------------------------------------------------------------------------------
10 years               147.27     135.57       --        --       --        --
Annual average           9.48       8.95       --        --       --        --
---------------------------------------------------------------------------------
Life of class B          --         --       13.38     10.48      --        --
Annual average           --         --        4.69      3.70      --        --
---------------------------------------------------------------------------------
Life of class M          --         --         --        --      5.23%     1.81%
---------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/95


                      Lehman Bros.     Consumer
                     Municipal Bond      Price
                         Index           Index
------------------------------------------------
1 year                    11.18%          2.54%
------------------------------------------------
5 years                   52.88          15.45
Annual average             8.86           2.91
------------------------------------------------
10 years                 151.21          41.46
Annual average             9.65           3.53
------------------------------------------------
Life of class B           20.11           7.96
Annual average             6.92           2.84
------------------------------------------------
Life of class M            9.66           1.93
------------------------------------------------


  Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1993. Effective 1/4/93, the fund began offering class B shares and on 2/16/95, the fund began offering class M shares. Performance data represent past results and will differ for each share class. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

                         GROWTH OF A $10,000 INVESTMENT

                          (PLOT POINTS FOR LINE CHART)

Fund's Class A
shares at POP     Lehman Muni Bond Index   Consumer Price Index
9/30/85 9525              10000                  10000
9/30/86 11964             12465                  10175
9/30/87 11594             12530                  10619
9/30/88 13558             14165                  11062
9/30/89 14903             15385                  11542
9/30/90 15539             16431                  12253
9/30/91 17702             18598                  12669
9/30/92 19925             20542                  13047
9/30/93 22769             23159                  13398
9/30/94 21695             22594                  13795
9/30/95 23557             25121                  14146



  Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at commencement of operations on 1/4/93 would have been valued at $11,338 on 9/30/95 ($11,048 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at commencement of operations on 2/16/95 would have been valued at $10,523 at net asset value on 9/30/95 ($10,181 at public offering price).



  TERMS AND DEFINITIONS

  Class A shares are generally subject to an initial sales charge.

  Class B shares may be subject to a sales charge upon redemption.

  Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

  Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

  Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

  Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


  COMPARATIVE BENCHMARKS

  Lehman Brothers Municipal Bond Index is an unmanaged list of long- term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

  Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A Putnam perspective on risk and reward


  You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

  Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

  The greater the risk, the greater the potential reward.
  Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial



> A RUNDOWN OF RISK TYPES



  MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.



  INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.



  INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

  advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.



> FITTING YOUR FUND SELECTION TO YOUR
  RISK TOLERANCE



  How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

  For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest- rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.



  CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.



  LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.



  This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

PUTNAM GROWTH FUNDS



Asia Pacific Growth Fund
Capital Appreciation Fund*
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
International New Opportunities Fund
Investors Fund
Natural Resources Trust
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund
Voyager II



PUTNAM GROWTH
AND INCOME FUNDS



Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
Utilities Growth and Income Fund



PUTNAM INCOME FUNDS



Adjustable Rate U.S. Government Fund
American Government Income Fund
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Preferred Income Fund
U.S. Government Income Trust



PUTNAM TAX-FREE
INCOME FUNDS



Intermediate Tax Exempt Fund
Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund



State tax-free income funds+
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania



LIFESTAGES(SM) FUNDS



Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio



MOST CONSERVATIVE
INVESTMENTS++



Putnam money market funds:
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund



CDs and savings accounts(S).



* Temporarily closed to new investors.



+ Not available in all states.



++ Relative to above.




(S.) Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.



   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Report of independent accountants
For the year ended September 30, 1995

To the Trustees and Shareholders of Putnam Tax Exempt Income Fund


We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 13, 1995

Portfolio of investments owned
September 30, 1995

       Key to Abbreviations
       COP                        --Certificate of Participation
       IFB                        --Inverse Floating Rate Bonds
       GO Bonds                   --General Obligation Bonds
       TRAN                       --Tax Revenue Anticipation Notes
       VRDN                       --Variable Rate Demand Notes
       AMBAC                      --AMBAC Indemnity Corporation
       BIGI                       --Bond Investors Guaranty Insurance
       FGIC                       --Federal Guaranty Insurance Corporation
       FHA                        --Federal Housing Administration
       FSA                        --Financial Security Assurance
       GNMA                       --Government National Mortgage Association
       MBIA                       --Municipal Bond Investors Assurance Corporation

 MUNICIPAL BONDS AND NOTES (96.0%)*
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Alabama (0.6%)
-------------------------------------------------------------------------------------
$ 4,750,000    Courtland Indl. Dev. Board Solid Waste Rev.
                 Bonds (Champion Intl. Corp. Project), Ser.
                 A, 6-3/8s, 3/1/29                               BBB     $ 4,613,438
 10,000,000    Jackson Cnty., Hlth. Care Auth. Hosp. TRAN
                 7-7/8s, 5/1/19                                 BB/P      10,525,000
                                                                        -------------
                                                                          15,138,438
Alaska (0.5%)
-------------------------------------------------------------------------------------
 12,000,000    AK Hsg. Fin. Corp. Rev. Bonds Ser. B, 7s,
                 12/1/27                                          AA      12,285,000

Arizona (1.2%)
-------------------------------------------------------------------------------------
  6,510,000    AZ State Muni. Fin. Program COP Ser. 34, BIGI,
                 7-1/4s, 8/1/09                                  AAA       7,584,150

 23,000,000    Apache Cnty. Indl. VRDN (Tuscon Electric Power
                 Co., Project), Ser. B, 3.9s, 10/1/21          VMIG2      23,000,000
                                                                        -------------
                                                                          30,584,150
California (10.9%)
-------------------------------------------------------------------------------------
  3,250,000    CA State Pub. Wks. Board Rev. Bonds (Dept.
                 of Corrections State Prisons), Ser. A, AMBAC,
                 5-1/4s, 12/1/13                                 AAA       3,055,000
 16,850,000    CA Statewide Cmnty. Dev. Corp. COP
                 (J. Paul Getty Tr.), MBIA, 5s, 10/1/23          AAA      14,659,500
 16,050,000    CA Statewide Cmntys. Dev. Auth. COP (Insured
                 Hlth. Facs., Unihealth), Ser. A, AMBAC,
                 5-3/4s, 10/1/25                                 AAA      15,307,688
 10,125,000    Calleguas-Las Virgines Pub. Fing. Auth. Rev.
                 Bonds (Calleguas Muni. Wtr. Dist. Project),
                 FGIC, 5-1/8s, 7/1/21                            AAA       8,985,938
 11,850,000    East Bay, Muni. Util. Dist. Wtr. Syst. Rev.
                 Bonds MBIA, 5s, 6/1/21                          AAA      10,324,313

 MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
California (continued)
--------------------------------------------------------------------------------------
$30,000,000    Foothill/Eastern Trans. Corridor Agcy. Rev.
                 Bonds (California Toll Roads), Ser. A, 6s,
                 1/1/34                                          BBB     $ 27,825,000
    200,000    Los Angeles Cnty. Hsg. Auth. Mutli-Fam. Hsg.
                 VRDN (Malibu Meadows II Project), Ser. B,
                 4-1/4s, 12/1/15                               VMIGI         200,000
               Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                 Rev. Bonds
 13,955,000     (Capital Projects), MBIA, 5-1/4s, 10/1/19        AAA      12,646,719
 18,900,000     (Capital Projects), Ser. A, MBIA, 5s, 10/1/23    AAA      16,372,125
  7,000,000    Los Angeles Regl. Arpt. Impt. Rev. Bonds
                 (United Airlines, Inc.), Ser. G, 8.8s,
                 11/15/21                                        Baa       7,875,000
 14,000,000    Los Angeles Wastewater. Syst. Rev. Bonds Ser.
                 D, FGIC, 5-3/8s, 11/1/09                        AAA      13,842,500
 10,000,000    Los Angeles, Dept. Wtr. & Pwr. Elec. Plant
                 Rev. Bonds (Electric Plant), 2nd Issue, MBIA,
                 5-1/4s, 11/15/26                                AAA       8,962,500
  7,500,000    Metro. Wtr. Dist. Rev. Bonds (Southern. CA
                 Wtrwks.), Ser. A, MBIA, 5-1/2s, 7/1/25          AAA       7,040,625
 67,450,000    Modesto, Irrigation Dist. Fin. Auth. Custodial
                 Receipts (Purchased Rights), (Geysers Pwr
                 Project), MBIA, 5.692s, 10/1/15                 AAA       6,024,634
    500,000    Moorpark Multi-Fam. VRDN (LE Club Apartments
                 Project), Ser. A, 4-1/4s, 11/1/15             VMIGI         500,000
 10,565,000    Sacramento, City Fin. Auth. Lease Rev. Bonds
                 Ser. B, 5.4s, 11/1/20                            Aa       9,680,181
 11,285,000    San Diego Cnty., COP (Inmate Reception Ctr.
                 & Cooling), MBIA, 6-3/4s, 8/1/19                AAA      12,103,163
    200,000    San Diego Hsg. Auth. Multi-Fam. Hsg. VRDN
                 (Paseo Apartments), Ser. A, 4.3s, 8/1/15      VMIGI         200,000
 17,690,000    San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                 (Merged Area Redev. Project), MBIA, 5s,
                 8/1/20                                          AAA      15,434,525
  4,680,000    San Pablo Redev. Agcy. G.O. Bonds (Tax
                 Allocation Merged Area Project), FGIC,
                 5-1/4s, 12/1/23                                 AAA       4,212,000
  4,375,000    Signal Hill Redev. Agcy. Tax Allocation Rev
                 Bonds MBIA, 5-1/4s, 10/1/23                     AAA       3,937,500
  3,930,000    Southern CA Pub. Pwr. Auth. Rev. Bonds
                 (Transmission Project), MBIA, 5-1/2s,
                 7/1/20                                          AAA       3,684,375
               U. of CA Rev. Bonds
 18,000,000     (USCD Med. Ctr. Satellite Med. Fac.), 7.9s,
                 12/1/19                                         Baa      19,282,500
 13,075,000     (Multi-Purpose Projects), AMBAC, 5-1/4s,
                 9/1/16                                          AAA      11,996,313
  5,000,000     (Multi-Purpose Projects), Ser. C, AMBAC,
                 5-1/8s, 9/1/18                                  AAA       4,462,500

                                      15


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
California (continued)
--------------------------------------------------------------------------------------
$21,500,000     (Multi-Purpose Projects), Ser. C, AMBAC, 5s,
                 9/1/23                                          AAA     $  18,624,375
  7,000,000     5s, 11/1/13                                      AAA        6,308,750
  8,000,000    Vallejo, Sanitation & Flood Control Dist. COP
                 FGIC, 5s, 7/1/19                                AAA        7,100,000
                                                                        --------------
                                                                          270,647,724
Colorado (5.6%)
--------------------------------------------------------------------------------------
               Arapahoe Cnty. Cap. Impt. Trust Fund Hwy. Rev.
                 Bonds
 19,450,000     Ser E-470, 7s, 8/31/26                           Baa       20,203,688
  5,000,000     (470 Project), Ser. E, 6.95s, 8/31/20            Baa        5,181,250
  2,910,000    CO Hsg. Fin. Auth. Single Fam. Rev. Bonds Ser.
                 A, 7-1/4s, 11/1/31                               AA        3,019,125
  3,900,000    CO. Hlth. Facs. Auth. VRDN (Boulder Cmnty.
                 Project), Ser. C, MBIA, 3.8s, 10/1/14         VMIGI        3,900,000
               Denver, City & Cnty. Arpt. Rev. Bonds
 39,000,000     Ser. A, 8-3/4s, 11/15/23                         Baa       44,996,250
  5,000,000     (Airport & Marina Improvements),
                 Ser. A, MBIA, 8-3/4s, 11/15/23                  AAA        6,018,750
  5,255,000     Ser. A, 8-1/2s, 11/15/23                         Baa        5,905,306
  3,005,000     Ser. A, MBIA, 8-1/2s, 11/15/23                   AAA        3,538,372
  8,090,000     Ser. A, 8s, 11/15/17                             Baa        8,545,063
  5,000,000     Ser. B, 7-1/4s, 11/15/23                         Baa        5,206,250
 18,475,000     Ser. D, 7s, 11/15/25                             Baa       18,729,031
 13,365,000     Ser. C, MBIA, 6-3/4s, 11/15/13                   AAA       14,033,250
                                                                        --------------
                                                                          139,276,335
Delaware (0.2%)
--------------------------------------------------------------------------------------
  7,005,000    Delaware River & Bay Del. Auth. Rev. Bonds
                 MBIA, 4-3/4s, 1/1/24                            AAA        5,910,469
District of Columbia (0.3%)
--------------------------------------------------------------------------------------
  7,000,000    DC, Georgetown U. IFB, 8.481s, 4/25/22             AA        7,306,250
Florida (4.0%)
--------------------------------------------------------------------------------------
  3,335,000    Broward Cnty., Resource Recvy. Rev. Bonds
                 (Waste-Energy LP North Project), 7.95s,
                 12/1/08                                           A        3,701,850
  5,000,000    FL State Board of Ed. G.O. Bonds Ser. C, 5-1/2s,
                 6/1/23                                           AA        4,675,000
  3,425,000    FL State Muni. Pwr. Agcy. Rev. Bonds (State
                 Lucie Project), FGIC, 5-1/4s, 10/1/21           AAA        3,125,313
 14,000,000    FL State Rev. Bonds (Dade Cnty. Roads), 5-1/8s,
                 7/1/17                                           AA       12,705,000
 18,500,000    Hernando Cnty., Rev. Bonds (Criminal Justice
                 Complex Fin. Project), FGIC, 7.65s, 7/1/16#     AAA       23,009,375

                                      16


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Florida (continued)
--------------------------------------------------------------------------------------
$ 6,000,000    Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                 (Indiantown Co-generation Project),
                 Ser. A, 7-7/8s, 12/15/25                        BBB     $  6,585,000
 17,255,000    Orange Cnty. G.O. Bonds Ser. B, 5-3/8s, 1/1/24      A      15,680,481
  4,000,000    Orange Cnty. Hsg. Fin. Auth. VRDN (Sundown
                 Assoc. II), Ser. B, 3.95s, 6/1/04             VMIGI       4,000,000
 14,325,000    Palm Beach Cnty., Solid Waste Indl. Dev. Rev.
                 Bonds (Okeelanta Pwr. & Lt. Project), Ser.
                 A, 6.85s, 2/15/21                              BB/P      14,128,031
 13,000,000    Port Everglades Auth. Port Impt. Rev. Bonds
                 Ser. A, 5s, 9/1/16                              BBB      11,017,500
                                                                        --------------
                                                                          98,627,550
Georgia (2.2%)
--------------------------------------------------------------------------------------
 13,015,000    Colquitt Cnty. Dev. Auth. Rev. Bonds zero%,
                 12/1/21                                         Aaa       2,147,475
 12,000,000    De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                 (Briarcliff Park Apts. Project), Ser. A,
                 7-1/2s, 4/1/17                                  A/P      12,270,000
 13,740,000    De Kalb Cnty., Wtr & Swr. Rev. Bonds 5-1/4s,
                 10/1/23                                          AA      12,640,800
 10,460,000    GA State G.O. Bonds Ser. D, 6.8s, 8/1/11           AA      12,081,300
  4,770,000    Macon Wtr. & Swr. Auth. Rev. Bonds Ser. B,
                 5s, 10/1/16                                       A       4,293,000
               Richmond Cnty., Dev. Auth. Rev. Bonds
 25,080,000     Ser. A, zero%, 12/1/21                           Aaa       4,138,200
  3,965,000     Ser. C, zero%, 12/1/21                           Aaa         654,225
 11,750,000    Savannah, Econ. Dev. Auth. Rev. Bonds zero%,
                 12/1/21                                         Aaa       1,938,750
  2,000,000    Savannah, Port. Auth. Poll. Control Rev. Bonds
                 (Union Carbide Corp. Plastic Co., Inc.),
                 7.55s, 8/1/04                                   Baa       2,045,000
 13,090,000    Washington Cnty., Wilkes Payroll Dev. Auth.
                 Rev. Bonds zero%, 12/1/21                       Aaa       2,159,850
                                                                        --------------
                                                                          54,368,600
Hawaii (0.4%)
--------------------------------------------------------------------------------------
  8,760,000    Honolulu City. & Cnty. G.O. Bonds Ser. A, 5.8s,
                 1/1/07                                           AA       9,208,950
Illinois (2.0%)
--------------------------------------------------------------------------------------
               Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                 Bonds
 12,500,000     (American Airlines Inc. Project), 8.2s,
                 12/1/24                                         Baa      14,593,750
  4,660,000     (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18   Baa       5,102,700
  5,590,000    IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                 Providers Fac.), 8-3/4s, 7/1/11               BBB/P       6,009,250

                                      17


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE

Illinois (continued)
--------------------------------------------------------------------------------------
               IL Dev. Fin. Auth. Rev. Bonds
$ 3,000,000     (Marriott Retirement Project), Ser. A,
                 7-3/4s, 8/1/10                                    A     $  3,213,750
  3,670,000     (Marriott Retirement Project), Ser. B,
                 7-3/4s, 8/1/09                                    A       3,931,488
               IL Hlth. Fac. Auth. IFB
  2,000,000     (Methodist Hlth. Project), AMBAC, 9.061s,
                 5/1/21                                          AAA       2,272,500
  8,000,000     (St. Luke's Med. Ctr.), MBIA, 8.602s, 10/1/24    AAA       9,030,000
  4,500,000    IL Hsg. Dev. Auth. IFB (acquired 04/08/92 cost
                 $4,800,960) 10.309s, 2/1/20++                    AA       4,876,875
                                                                        --------------
                                                                          49,030,313
Indiana (0.3%)
--------------------------------------------------------------------------------------
  5,000,000    Indianapolis Arpt. Auth. Spcl. Facs. Rev. Bonds
                 (United Airlines Project), Ser. A, 6-1/2s,
                 11/15/31                                        Baa       4,875,000
  3,500,000    Indianapolis, Ind. Gas Util. Rev. Bonds
                 Ser. B, FGIC, 4s, 6/1/15                        AAA       2,699,375
                                                                        --------------
                                                                           7,574,375
Kansas (0.9%)
--------------------------------------------------------------------------------------
 18,200,000    Burlington, Poll. Control, IFB (KS Gas &
                 Electric), Ser. 91-4, MBIA (acquired various
                 dates from 6/20/91 to 2/14/94 cost
                 $20,181,360), 9.168s, 6/1/31++                  AAA      22,067,500
Kentucky (0.8%)
--------------------------------------------------------------------------------------
 10,200,000    Jefferson Cnty. Hosp. IFB (Alliant Hlth. Syst.
                 Project), MBIA, 6.52s, 10/23/14                 AAA      10,633,500
 10,000,000    Kenton Cnty., Arpt. Board. Special. Facs. Rev.
                 Bonds (Delta Air Lines, Inc. Project), Ser.
                 A, 6-1/8s, 2/1/22                                Ba       9,475,000
                                                                        --------------
                                                                          20,108,500
Louisiana (1.6%)
--------------------------------------------------------------------------------------
 21,000,000    Lake Charles, Harbor & Term. Dist. Port Facs.
                 Rev. Bonds (Trunkline Co. Project), 7-3/4s,
                 8/15/22                                         Baa      23,415,000
               W. Feliciana Parish, Poll. Control Rev. Bonds
  8,000,000     (Gulf States Utils. Co.), 8s, 12/1/24             Ba       8,470,000
  6,750,000     (Gulf States Utils. Co.), Ser. III, 7.7s,
                 12/1/14                                          Ba       7,163,438
                                                                        --------------
                                                                          39,048,438
Maine (0.4%)
--------------------------------------------------------------------------------------
  5,000,000    ME Fin. Auth. Solid Waste Recycling Fac. Rev.
                 Bonds (Great Northern Paper Project),
                 7-3/4s, 10/1/22                                 Baa       5,368,750
  5,000,000    Skowhegan Poll. Cntrl. Rev. Bonds (Scott Paper
                 Co. Project), 5.9s, 11/1/13                       A       4,831,250
                                                                        --------------
                                                                          10,200,000

                                      18


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE

Maryland (1.3%)
--------------------------------------------------------------------------------------
               MD, State Hlth. & Higher Edl. Fac. Auth. Rev.
                 Bonds
$ 3,000,000     (Doctors' Cmnty. Hosp. Project), 5-3/4s,
                 7/1/13                                          Baa     $  2,677,500
 18,000,000     (John Hopkins), 5s, 7/1/23                        AA      15,660,000
 14,750,000     Montgomery Cnty., Poll. Ctrl. Rev. Bonds
                 (Potamac Elec. Pwr. Co.), MBIA, 5-3/8s,
                 2/15/24                                         AAA      13,625,313
                                                                        --------------
                                                                          31,962,813
Massachusetts (9.8%)
--------------------------------------------------------------------------------------
 15,850,000    Boston, Rev. Bonds (Boston City Hosp.), Ser.
                 A, FHA Insd., 7-5/8s, 2/15/21                   Aaa      18,247,313
  4,000,000    MA Bay Trans. Auth. Rev. Bonds (Mass. Gen.
                 Transn.), Ser. B, AMBAC, 5-3/8s, 3/1/25         AAA       3,675,000
  4,835,000    MA Muni. Whls. Electric Co. Pwr. Supply Syst.
                 Rev. Bonds, MBIA, 4-3/4s, 7/1/11                AAA       4,363,588
               MA State Cons. Loan G.O. Bonds
  4,215,000     Ser. B, 7-1/2s, 4/1/09                           Aaa       4,704,994
  5,020,000     Ser. C, 7-1/2s, 12/1/07                          Aaa       5,785,550
  3,000,000     Ser. A, 7-1/2s, 6/1/04                             A       3,562,500
               MA State Hlth. & Edl. Fac. Auth. IFB
  4,340,000     (Youville Hosp.), Ser. A, FHA Insd., 9.1s,
                 8/1/15                                           Aa       4,497,325
 10,000,000     (St. Elizabeth Hosp.), Ser. E, FSA, 9.02s,
                 8/15/21                                         AAA      10,987,500
  7,510,000     (Melrose-Wakefield Hosp.), Ser A, 8-5/8s,
                 7/1/18                                          AAA       7,913,663
  8,000,000     (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                 8-3/8s, 7/1/15                                  Baa       8,480,000
  4,000,000     (MA Eye & Ear Infirmary), Ser. A, 7-3/8s,
                 7/1/11                                          Baa       3,970,000
  3,270,000     (Charlton Memorial Hosp.), Ser. B, 7-1/4s,
                 7/1/13                                            A       3,429,413
               MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
  1,500,000     (Central MA Med. Ctr.), Ser. A, AMBAC, 7s,
                 7/1/12                                          AAA       1,646,250
  5,370,000     (Worcester Polytech Inst.-E) 6-5/8s, 9/1/17        A       5,611,650
  7,000,000     (Metro West Hlth. Inc.) AMBAC,
                6.55s, 6/23/22                                   AAA       7,446,250
  5,000,000     (Metro West Hlth. Inc.), Ser. C, 6.4s,
                 11/15/11                                        Baa       4,918,750
  2,850,000     (Ctr. for New England Hlth. Syst.), Ser. A,
                 6-1/8s, 8/1/13                                  Baa       2,572,125
 10,000,000     (Boston College), Ser. K, MBIA, 5-1/4s, 6/1/23   AAA       9,212,500
  5,000,000     (Baystate Med. Ctr.), Ser. D, FGIC, 5s, 7/1/12   AAA       4,637,500
  2,800,000     (MA Institute of Technology), Ser. H, 5s,
                 7/1/10                                          Aaa       2,663,500
  5,000,000     (Beth Israel Hosp.), AMBAC, 7.863s, 7/1/25       AAA       5,012,500

                                      19


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Massachusetts (continued)
--------------------------------------------------------------------------------------
               MA State Hlth. & Edl. Facs. Auth. IFB
$18,000,000     (Boston U.), Ser. L, MBIA, 8.736s,
                 10/1/31                                         AAA     $ 19,777,500
  4,000,000     (Capital Assets Program), Ser. D, 4.2s, 1/1/35 VMIGI        4,000,000
  6,015,000    MA State Hsg. Fin. Agcy. Hsg. Dev. Rev. Bonds
                 Ser. A, MBIA, 9s, 12/1/18                       BBB        6,308,231
  1,955,000    MA State Hsg. Fin. Agcy. Rev. Bonds
                 (Multi-Fami. Mtge.), Ser. A, GNMA Coll.,
                 9-1/8s, 12/1/20                                 AAA        2,006,319
  4,995,000    MA State Hsg. Fin. Agcy. Rental Hsg. Rev. Bonds
                 Ser. A, AMBAC, 7.35s, 1/1/35                    AAA        5,388,356
    635,000    MA State Hsg. Fin. Agcy. Single Fam. Hsg. Rev.
                 Bonds Ser. 2, 8-1/4s, 6/1/14                     Aa          652,463
               MA State Indl. Fin. Agcy. Res. Recvy. Rev.
                 Bonds
  4,500,000     (Southeastern MA Project), Ser. B, 9-1/4s,
                 7/1/15                                         BB/P        5,040,000
  7,000,000     (Southeastern MA Project), Ser. A, 9s, 7/1/15   BB/P        7,813,750
  5,000,000    MA State Indl. Fin. Agcy. Rev. Bonds (Harvard
                 Cmnty. Hlth.), Ser. B, 8-1/8s, 10/1/17            A        5,406,250
               MA State Port Auth. Rev. Bonds
  5,700,000     zero%, 7/1/13                                  AAA/P        4,617,000
  7,000,000     Ser. A, FGIC, 7-1/2s, 7/1/20                     AAA        7,752,500
  4,000,000    MA State Tpk. Auth. Rev. Bonds
                Ser. A, 5s, 1/1/20                                 A        3,495,000
               MA State Wtr. Res. Auth. IFB
  5,000,000     Ser. A, 6-1/2s, 7/15/19                            A        5,450,000
  5,000,000     Ser. B, MBIA, 5-1/2s, 3/1/17                     AAA        4,743,750
 10,000,000     Ser. B, AMBAC, 5-1/2s, 11/1/15                   AAA        9,550,000
  5,000,000     Ser. C, MBIA, 5-1/4s, 12/1/20                    AAA        4,525,000
  4,250,000     Ser. C, MBIA, 5-1/4s, 12/1/15                    AAA        3,936,563
 12,105,000     Ser. B, MBIA, 5s, 3/1/22                         AAA       10,546,481
               Plymouth-Carver Regl. School Dist. Rev. Bonds
    550,000     8-3/4s, 10/1/05                                  Aaa          566,500
  1,000,000     8-3/4s, 10/1/04                                  Aaa        1,030,000
  1,250,000     8-3/4s, 10/1/03                                  Aaa        1,287,500
  1,300,000     8-3/4s, 10/1/02                                  Aaa        1,339,000
               U. of MA Bldg. Auth. Rev. Bonds, Ser. A
  3,000,000     7.2s, 5/1/04                                       A        3,450,000
  2,500,000     7.15s, 5/1/03                                      A        2,850,000
                                                                        --------------
                                                                          244,870,034
Michigan (3.5%)
--------------------------------------------------------------------------------------
  7,000,000    Detroit G.O. Bonds
                Ser. B, 6-1/4s, 4/1/08                           BBB        7,008,750
  2,110,000    Greater Detroit, Resource Recvy. Auth. Rev.
                 Bonds Ser. B, 9-1/4s, 12/13/08                  BBB        2,186,488

                                      20


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Michigan (continued)
--------------------------------------------------------------------------------------
$50,000,000    MI Pub. Pwr. Agcy. Rev. Bonds (Belle River
                 Project), MBIA, 5-1/4s, 1/1/18                  AAA    $ 46,062,500
  5,000,000    MI State Hosp. Fin. Auth. Rev. Bonds (Detroit
                 Med. Ctr.), Ser. B, 5-1/2s, 8/15/23               A       4,431,250
               MI State Stragetic Fund Solid Waste Disp. Rev.
                 Bonds
 18,000,000     (Genesee Pwr. Station Project), 7-1/2s,
                 1/1/21                                         BB/P      18,135,000
 10,000,000     (SD Warren Co., Project), Ser. C, 7-3/8s,
                 1/15/22                                        BB/P      10,237,500
                                                                        --------------
                                                                          88,061,488
Mississippi (0.1%)
--------------------------------------------------------------------------------------
  3,000,000    MS River Bridge Auth. Rev. Bonds 6-3/4s,
                 11/1/12                                           A       3,228,750
Missouri (0.9%)
--------------------------------------------------------------------------------------
  6,965,000    Greene Cnty., Single Fam. Mtge. Rev. Bonds
                 Ser. A, zero%, 7/1/14                             A       1,096,988
  1,395,000    MO State Environ. Impt. & Energy Resources
                 Auth. Poll. Control Rev. Bonds, Ser. 1984G,
                 8-1/4s, 11/15/14                                 AA       1,466,494
               MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
 14,400,000     (BJC Hlth. Syst.), Ser. A, 6-1/2s, 5/15/20        AA      15,192,000
  6,150,000     (Jefferson Memorial Hosp. Assn. Project),
                 6s, 8/15/23                                     Baa       5,665,688
                                                                        --------------
                                                                          23,421,170
Montana (0.6%)
--------------------------------------------------------------------------------------
 14,000,000    MT State Hlth. Fac. Auth. Hosp. IFB (Deaconess
                 Med. Ctr. Project), Ser. B, AMBAC, 8.181s,
                 2/15/16                                         AAA      14,875,000
Nebraska (1.5%)
--------------------------------------------------------------------------------------
  9,000,000    NE Investment Fin. Auth. Hosp. IFB MBIA,
                 8.726s, 11/15/16                                AAA       9,776,250
               NE Investment Fin. Auth. Single Fam. Mtge.
                 IFB
 10,400,000     GNMA Coll., Ser. B, 9.822s, 9/19/23              AAA      11,323,000
  4,550,000     GNMA Coll., 8.664s, 9/15/24                      AAA       4,714,938
 11,520,000    NE Investment Fin. Auth. Single-Fam. Hsg. Rev.
                 Bonds Ser. A, 6.7s, 9/1/26                      AAA      11,764,800
                                                                        --------------
                                                                          37,578,988
New Hampshire (1.7%)
--------------------------------------------------------------------------------------
  3,400,000    NH Higher Edl. & Hlth. Facs. Auth. VRDN (VHA
                 New England Inc.), Ser. B, AMBAC, 3.6s,
                 12/1/25                                       VMIGI       3,400,000
               NH State Tpk. Sys. IFB
 10,500,000     FGIC, 9.501s, 11/1/17                            AAA      12,481,875

                                      21


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
New Hampshire (continued)
--------------------------------------------------------------------------------------
$31,200,000     5.244s, 2/1/24                                     A     $ 27,456,000
                                                                        --------------
                                                                           43,337,875
New Jersey (4.3%)
--------------------------------------------------------------------------------------
  5,000,000    NJ Econ. Dev. Auth. Elec. Energy Fac. Rev.
                 Bonds (Vineland Cogeneration L.P. Project),
                 7-7/8s, 6/1/19                                 BB/P        5,356,250
               NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
 12,000,000     (Raritan Bay Med. Ctr.), 7-1/4s, 7/1/27         BB/P       11,910,000
  6,800,000     (Raritan Bay Med. Ctr.), 7-1/4s, 7/1/14         BB/P        6,791,500
  6,000,000    NJ State Tpk. Auth. VRDN 4.05s, 1/1/18             AA        6,000,000
               NJ State Transn. Trust Fund Auth. Rev. Bonds
 10,000,000     (Transportation System), Ser. B, MBIA,
                 6-1/2s, 6/15/10                                 AAA       11,237,500
  5,000,000     (Transportation System), Ser. A, MBIA,
                 5-1/2s, 6/15/12                                 AAA        4,906,250
 20,000,000     (Transportation System), Ser. A, MBIA,
                 5-1/2s, 6/15/11                                 AAA       19,850,000
 10,000,000     (Transportation System), Ser. B, MBIA, 5.4s,
                 6/15/08                                         AAA       10,037,500
 29,500,000     (Transportation System), Ser. B, MBIA, 5.2s,
                 6/15/06                                         AAA       29,721,250
                                                                        --------------
                                                                          105,810,250
New York (16.4%)
--------------------------------------------------------------------------------------
               Battery Park, City Auth. Rev. Bonds
  5,000,000     Ser. A, FHA Insd., 5-3/4s, 6/1/23                AAA        4,725,000
  7,815,000     Ser. A, 5-1/4s, 11/1/17                           AA        7,092,113
  4,115,000    Clifton Park Wtr. Syst. Auth. Rev. Bonds FGIC,
                 5s, 10/1/26                                     AAA        3,580,050
               Metro. Trans. Auth. Svcs. Contract Fac. Rev.
                 Bonds
 12,325,000     (Trans. Fac.), Ser. 7, 5-5/8s, 7/1/16            Baa       11,462,250
  6,650,000     (Trans. Fac.), Ser. P, 5-3/4s, 7/1/15            Baa        6,275,938
  4,850,000    Metro. Trans. Auth. Transit Fac. Rev. Bonds
                 Ser. F, 8-3/8s, 7/1/16                          AAA        5,104,625
               NY City, G.O. Bonds
  5,000,000     Ser. F, 8.4s, 11/15/07                             A        5,756,250
  5,335,000     Ser. F, 8.4s, 11/15/06                           AAA        6,141,919
  5,500,000     Ser. F, 8.4s, 11/15/05                           AAA        6,331,875
  3,215,000     Ser. D, 8-1/4s, 8/1/13                           AAA        3,848,431
 30,000,000     Ser. D, Group B, 8-1/4s, 8/1/12                    A       35,338,182
 11,000,000     Ser. D, Group B, 8-1/4s, 8/1/11                  Baa       12,526,250
  5,000,000     Ser. B, 7-1/2s, 2/1/06                           AAA        5,512,500
  5,000,000    NY City, Hsg. Dev. Corp. Multi-Fam. Rev. Bonds
                 Ser. B, FHA, 5.7s, 11/1/13                       AA        4,818,750
    410,000    NY City, Hsg. Dev. Corp. VRDN (Carnegie Park
                 Project), Ser. A, 3.8s, 12/1/16               VMIGI          410,000

                                      22


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
New York (continued)
--------------------------------------------------------------------------------------
$10,000,000    NY City, Ind. Dev. Agcy. Special Fac. Rev.
                 Bonds (American Airlines Inc., Project),
                 6.9s, 8/1/24                                    Baa    $ 10,375,000
  4,200,000    NY City, Muni. Wtr. & Fin. Auth. Wtr. & Swr.
                 Syst. Rev. Bonds Ser. A, 5-1/2s, 6/15/20          A       3,895,500
               NY State Dorm Auth. Rev. Bonds
  7,000,000     (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12      Aaa       8,067,500
  9,750,000     (City U. Syst.), Ser. 86B, 7-5/8s, 7/1/14        Baa      10,213,125
 15,750,000     (City U. Syst.), Ser. A, 7-5/8s, 7/1/13          Baa      16,498,125
 10,900,000     (Construction City U. Syst.), Ser. A, 6s,
                 7/1/20                                          Baa      10,682,000
  4,060,000     (State U. Edl. Fac.), Ser. A, 5-7/8s, 5/15/17    Baa       3,943,275
 12,485,000     (Construction City U. Syst.), Ser. A, 5-3/4s,
                 7/1/18                                          Baa      11,813,931
  5,000,000     (Upstate Cmnty. Colleges), Ser. A, 5.7s,
                 7/1/21                                          Baa       4,668,750
 23,100,000     (State U. Edl. Fac.), Ser. A, 5-1/2s, 5/15/19    BBB      21,309,750
  4,060,000     Ser. A, 5-1/2s, 5/15/10                          BBB       3,846,850
  8,400,000     (State U. Edl. Fac.), Ser. A, 5-1/4s, 5/15/15    Baa       7,570,500
  4,000,000     (City U.), Ser. F, 5s, 7/1/20                    Baa       3,355,000
 11,400,000    NY State Energy Research & Dev. Auth. Poll.
                 Control VRDN (NY State Elec. & Gas Co.),
                 Ser. C, 3.2s, 6/1/29                          VMIGI      11,400,000
  4,400,000    NY State Environmental Fac. Corp. Poll. Control
                 Rev. Bonds (State Wtr. Revolving Fund), Ser.
                 A, 7-1/2s, 6/15/12                               Aa       4,966,500
 16,000,000    NY State Local Govt. Assistance Corp. Rev.
                 Bonds Ser. C, 5s, 4/1/21                          A      13,920,000
               NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
 21,500,000     (Hosp. & Nursing Home Insd. Mtge.), Ser. A,
                 FHA Insd., 8s, 2/15/27                          AAA      23,273,750
  4,860,000     (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s,
                 2/15/19                                         Baa       5,315,625
  6,900,000     (Mental Hlth. Svcs. Fac.), Ser. A, 7.7s,
                 2/15/18                                         Baa       7,391,625
  8,080,000     (Mental Hlth. Svcs. Fac.), Ser. B, 7-5/8s,
                 8/15/17                                         Baa       8,918,300
    245,000     (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s,
                 2/15/18                                         Baa         268,888
 22,000,000     (Presbyterian Hosp.), MBIA, 5-3/8s,
                 2/15/25                                         AAA      20,405,000
 18,575,000     (Mental Hlth. Svcs. Fac.), Ser. A, FGIC,
                 5-1/4s, 8/15/23                                 AAA      16,810,375
 27,500,000     Ser. F, FGIC, 5-1/4s, 2/15/19                    AAA      25,128,125
  3,420,000     (Mental Health. Svcs,), Ser. F, MBIA, 5-1/4s,
                 2/15/19                                         AAA       3,137,850
  5,000,000    NY State Mtge. Agcy. Rev. Bonds (Hometown
                 Mtge.), Ser. C-2, MBIA, 5.6s, 4/1/15            AAA       4,775,000
               NY State Urban Dev. Corp. Rev. Bonds
  2,000,000     (Correctional Fac.), Ser. 1, 7-3/4s, 1/1/14      Aaa       2,290,000

                                      23


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
New York (continued)
--------------------------------------------------------------------------------------
$ 6,410,000     (Correctional Fac.), Ser. A, 5-1/4s, 1/1/21      Baa    $   5,560,675
 20,000,000    Triborough Bridge & Tunnel Auth. General
                 Purpose Rev. Bonds, Ser. Y, MBIA, 5-1/2s,
                 1/1/17                                          AAA       19,200,000
                                                                        --------------
                                                                          407,925,152
North Carolina (2.1%)
--------------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev.
                 Bonds
  3,155,000     Ser. A, 8s, 1/1/21                               Aaa        3,462,613
    395,000     Ser. A, 8s, 1/1/21                               Aaa          433,513
 19,700,000     FGIC, (acquired various dates from 12/28/93
                 to 4/12/95 cost $23,983,708) 7.318s,
                 1/1/25++                                        AAA       19,872,375
  2,985,000     Ser. A, 7-1/4s, 1/1/21                             A        3,085,744
 10,000,000     Ser. B, 7s, 1/1/13                               BBB       10,662,500
  4,000,000     Ser. B, 7s, 1/1/08                                 A        4,280,000
 10,000,000     AMBAC, 6s, 1/1/18                                AAA       10,212,500
                                                                        --------------
                                                                           52,009,245
Ohio (2.7%)
--------------------------------------------------------------------------------------
  1,620,801    Lake Cnty., Ind. Dev. Rev. Bonds (Madison Inn
                 Hlth. Ctr. Project), FHA Insd., 12s, 5/1/14   BBB/P        1,770,725
 83,385,000    Lucas Plaza Hsg. Dev. Corp. Mtge. Rev. Bonds
                 FHA Insd., zero %, 6/1/24                       Aaa       13,341,600
  8,950,000    Mount Vernon, Hosp. Rev. Bonds (Knox Cmnty.
                 Hosp.), 7-7/8s, 6/1/12                        BBB/P        9,274,438
               OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
  7,350,000     Ser. G-2, GNMA Coll., 10.093s, 3/2/23            Aaa        8,424,938
  6,023,000     Ser. A-2, GNMA Coll., 9.609s, 3/1/31             AAA        6,550,013
  7,775,000     GNMA Coll., 9s, 9/1/18                           AAA        5,685,469
 20,275,000     GNMA Coll., 7.8s, 3/1/30                         AAA       21,136,688
                                                                        --------------
                                                                           66,183,871
Oregon (0.2%)
--------------------------------------------------------------------------------------
  3,000,000    Oregon State Welfare Board VRDN
                 Ser. 73F, 4.7s, 12/1/17                       VMIGI        3,000,000
  1,000,000    Portland Poll. Control VRDN (Reynolds Metals),
                 4-3/4s, 12/1/09                               VMIGI        1,000,000
                                                                        --------------
                                                                            4,000,000
Pennsylvania (3.9%)
--------------------------------------------------------------------------------------
  2,560,000    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                 (Southside Hosp. Pittsburgh),
                 Ser. A, 8-3/4s, 6/1/10                          BBB        2,665,600
  6,000,000    Beaver Cnty., Indl. Dev. Auth. Poll. Control
                 Rev. Bonds (Ohio Edison Project), Ser. A,
                 7-3/4s, 9/1/24                                  Baa        6,330,000
 10,500,000    Bethlehem Wtr. Auth. Rev. Bonds MBIA, 5.2s,
                 11/15/21                                        AAA        9,463,125

                                      24


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Pennsylvania (continued)
--------------------------------------------------------------------------------------
$ 5,475,000    Clearfield Hosp. Auth. Rev. Bonds (Clearfield
                 Hosp. Project), 6-7/8s, 6/1/16                BBB/P     $  4,859,063
  7,095,000    Geisinger, Auth. Hlth. Syst. Rev. Bonds Ser.
                 B, 6-1/2s, 7/1/07                                AA       7,369,931
  6,280,000    PA Hsg. Fin. Agcy. Rev. Bonds, Stepped- coupon,
                 4s, (6.1s, 4/1/04), 10/1/13+++                   AA       5,330,150
               PA State COP
  5,000,000     Ser. A, AMBAC, 5-1/4s, 7/1/10                    AAA       4,706,250
 20,000,000     Ser. A, AMBAC, 5s, 7/1/15                        AAA      17,725,000
               PA State Econ. Dev. Fin. Auth. Res. Recvy.
                 Rev. Bonds
  6,000,000     (Colver Project), Ser. D, 7.15s, 12/1/18         BBB       6,255,000
 10,000,000     (Colver Project), Ser. D, 7-1/8s, 12/1/15        BBB      10,475,000
 12,700,000     (Northampton Generating Project), Ser.
                 A, 6.4s, 1/1/09                                BB/P      12,334,875
  3,000,000    Philadelphia, Hosp. & Higher Edl. Fac. Auth.
                 Rev. Bonds (Children's Hosp. Project), Ser.
                 A, 8s, 7/1/18                                    AA       3,232,500
  5,000,000    Scranton-Lackawanna, Hlth. & Welfare Auth.
                 Rev. Bonds (Moses Taylor Hosp. Project),
                 Ser. B, 8-1/2s, 7/1/20                           BB       5,218,750
                                                                        --------------
                                                                          95,965,244
South Carolina (0.6%)
--------------------------------------------------------------------------------------
 13,500,000    Spartanburg Cnty. Hosp. Facs. IFB FSA, 6.416s,
                 4/13/22                                         AAA      13,921,875
South Dakota (0.3%)
--------------------------------------------------------------------------------------
  8,000,000    Heartland, Consumer Elec. Pwr. Dist. Rev. Bonds
                 FSA, 6s, 1/1/17                                 AAA       8,100,000
Tennessee (0.6%)
--------------------------------------------------------------------------------------
 93,729,086    Metro. Nashville & Davidson Cnty., Hlth. &
                 Edl. Fac. Board Rev. Bonds (Volunteer Hlth.
                 Care), zero %, 6/1/21                           Aaa      16,051,106
Texas (6.4%)
--------------------------------------------------------------------------------------
 31,000,000    Alliance Arpt. Auth. Texas Special. Fac. Rev.
                 Bonds (American Airlines, Inc. Project),
                 7-1/2s, 12/1/29                                 Baa      32,782,500
  5,000,000    CO River Texas Muni. Wtr. Dist. Rev. Bonds
                 AMBAC, 5.15s, 1/1/21                            AAA       4,437,500
 15,000,000    Dallas Cnty., G.O. Bonds Stepped-coupon (Flood
                 Control Dist. #1), zero %, (8-1/2s, 10/1/99)
                 4/1/16+++                                      BB/P      11,850,000
 25,250,000    Gulf Coast, Waste Disposal Auth. Rev. Bonds
                 (Champion Intl. Corp.), 7.45s, 5/1/26           Baa      27,080,625
    235,000    Harris Cnty., Single-Fam. Hsg. Fin. Corp. Rev.
                 Bonds Ser. 1983A, 10-3/8s, 7/15/14              BBB         235,294

                                      25


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Texas (continued)
--------------------------------------------------------------------------------------
$ 8,500,000    Harris Cnty., Toll Roads Rev. Bonds AMBAC,
                 zero%, 8/15/18                                  AAA     $   2,082,500
               Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev.
                 Bonds
  2,125,000     (Woodlands Med. Ctr. Project), 8.85s, 8/15/14  BBB/P        2,297,656
 35,975,000     (Heritage Manor), FSA, zero%, 7/15/23            AAA        5,306,313
               North Central Hlth. Fac. Dev. Corp. IFB
 20,000,000     (Baylor U. Med. Ctr.), Ser. A, 9.639s, 5/15/16    AA       22,625,000
    245,000     (U. Med. Ctr. Project), 8.2s, 4/1/19           BBB/P          256,331
  3,475,000     (U. Med. Ctr. Project), 7-3/4s, 4/1/17         BBB/P        3,574,906
               Southeast TX Hsg. Fin. Corp. Multi-Fam. Rev.
                 Bonds
 12,000,000     (Bayou Pk. Village Project), Ser. A, 8s,
                 8/1/16                                         BB/P       12,075,000
 10,000,000     (Promenade Place Apts. Project), Ser. A, 8s,
                 8/1/16                                         BB/P       10,062,500
               TX Dept. of Hsg. & Cmnty. Affairs Home Mtge.
                 IFB
  5,000,000     Ser. B-2, GNMA Coll., 10.271s, 7/18/23           AAA        5,337,500
  5,900,000     Ser. A, GNMA Coll., 9.105s, 7/18/23              AAA        6,217,125
 10,400,000    TX State Reg. IFB Ser. B-1 & B-2, 8.871s, 9/30/11  AA       11,908,000
                                                                        --------------
                                                                          158,128,750
Utah (0.5%)
 -------------------------------------------------------------------------------------
  5,000,000    Salt Lake City, Hosp. Rev. Bonds (IHC Hosps.,
                 Inc.)
               Ser. A, 8-1/8s, 5/15/15                           AAA        6,100,000
  7,000,000    Tooele Cnty. Hazardous Waste Disp. Rev. Bonds
                 (Laidlaw USPCI Incineration), Ser. A,
                 6-3/4s, 8/1/10                                  BBB        7,105,000
                                                                        --------------
                                                                           13,205,000
Vermont (0.5%)
--------------------------------------------------------------------------------------
               VT Edl. & Hlth. Bldgs. Fin. Agcy. IFB
  4,950,000     (Brattleboro Memorial Hosp.), 7s, 3/1/24       BBB/P        4,714,875
  7,600,000     (Hosp. Med. Ctr.), FGIC, 7s, 9/1/19              AAA        7,951,500
                                                                        --------------
                                                                           12,666,375
Virginia (4.6%)
--------------------------------------------------------------------------------------
  9,000,000    Alexandria Indl. Dev. Auth. Poll. Ctl. Rev.
                 Bonds (Potomac Elec. Project), MBIA, 5-3/8s,
                 2/15/24                                         AAA        8,178,750
  5,000,000    Augusta Cnty. Svsc. Auth. Wtr. & Swr. Rev.
                 Bonds MBIA, 5s, 11/1/24                         AAA        4,393,750
 17,000,000    Henrico Cnty., Indl. Dev. Auth. IFB (Bon
                 Secours Hlth. Syst. Project), FSA, 5.929s,
                 8/15/27                                         AAA       17,191,250

                                      26


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**        VALUE
Virginia (continued)
--------------------------------------------------------------------------------------
$ 6,750,000    Riverside Regional Jail Auth. Jail Fac. Rev.
                 Bonds MBIA, 6s, 7/1/25                          AAA    $     6,741,563
 73,800,000    Winchester Indl. Dev. Auth. Hosp. IFB 6.411s,
                 1/21/14                                         AAA        78,412,500
                                                                        --------------
                                                                           114,917,813
Washington (0.9%)
--------------------------------------------------------------------------------------
  5,200,000    Port of Moses Lake, Public Corp. Poll. Control
                 Rev. Bonds (Union Carbide Corp.), 7-1/2s,
                 8/1/04                                          Baa         5,336,500
               WA State Hlth. Care Fac. Auth. Rev. Bonds
                 (Hutchinson Cancer Center)
                 Ser. D
  8,400,000     7-3/8s, 1/1/18                                    Aa         8,998,500
  7,700,000     7.3s, 1/1/12                                      Aa         8,239,000
                                                                        --------------
                                                                            22,574,000
West Virginia (0.1%)
--------------------------------------------------------------------------------------
  3,000,000    WV State COP (Morris Sq. Complex), 9-1/4s,
                 8/15/08                                        BB/P         2,970,000
Wisconsin (0.5%)
--------------------------------------------------------------------------------------
  8,705,000    WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership
                 Dev. Program), 9.449s, 10/25/22                  AA         9,325,231
  3,400,000    WI Hsg. & Econ. Dev. Auth. Rev. Bonds Ser.
                 B, 7.05s, 11/1/22                                 A         3,527,500
                                                                        --------------
                                                                            12,852,731
--------------------------------------------------------------------------------------
               Total Municipal Bonds and Notes
                 (cost $2,256,829,440)                                  $2,386,000,122
--------------------------------------------------------------------------------------
MUNICIPAL COMMERCIAL PAPER (0.6%)
PRINCIPAL AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------------
$ 7,350,000    Burke Cnty. GA Dev. Poll. Crtl., 3.7s,
                 October 3, 1995                                        $    7,379,803
  8,760,000    Montgomery, PA 3.7s, October 3, 1995                          8,795,520
--------------------------------------------------------------------------------------
               Total Municipal Commercial Paper
                 (cost $16,175,323)                                     $   16,175,323
--------------------------------------------------------------------------------------
               Total Investments (cost $2,273,004,763)***               $2,402,175,445
                                                                        ==============

  * Percentages indicated are based on net assets of $2,486,581,325, which correspond to a net asset value per class A share, class B share and class M share of $8.74, $8.73 and $8.75, respectively.


 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost for federal income tax purposes is $2,273,095,995, resulting in gross unrealized appreciation and depreciation of $143,519,999 and $14,440,549, respectively, or net unrealized appreciation of $129,079,450.


+++ The interest rate and date shown parenthetically represents the new interest rate to be paid and the date the fund will begin receiving interest at this rate.


# A portion of this security was pledged to cover margin requirements for future contracts at September 30, 1995. The market value of segregated securities with the custodian for transactions on future contracts is $597,000 or 0.02% of net assets.



++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at September 30, 1995 was $46,816,750 or 1.9% of net assets.


The fund had the following insurance concentration greater than 10% of net assets at September 30, 1995:


         MBIA                                             18.6%


The fund had the following industry group concentrations greater than 10% of net assets at September 30, 1995 :


         Hospitals/ Health Care                           18.7%
         Transportation                                   13.1
         Utilities                                        12.9



The rates shown on IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs, are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.


 Futures Contracts Outstanding at September 30, 1995

                                        Aggregate
                            Total         Face         Expiration      Unrealized
                            Value         Value           Date        Appreciation
---------------------     ----------    ----------   -------------    -------------
UST Bond Futures
 (Buy)                  $22,868,750   $22,397,500      December 95      $471,250

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

 Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $2,273,004,763) (Note 1)    $2,402,175,445
----------------------------------------------------------------------------------------------
Cash                                                                                    409,017
----------------------------------------------------------------------------------------------
Interest receivable                                                                  35,897,073
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               55,148,728
----------------------------------------------------------------------------------------------
Receivable for variation margin on future contracts                                     318,750
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       12,814,550
----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                               10,151
----------------------------------------------------------------------------------------------
Total assets                                                                      2,506,773,714
----------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                            $    5,517,393
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      8,282,639
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,892,469
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,925,166
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7,512
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             2,562
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               99,774
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,293,673
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  171,201
----------------------------------------------------------------------------------------------
Total liabilities                                                                    20,192,389
----------------------------------------------------------------------------------------------
Net assets                                                                       $2,486,581,325
----------------------------------------------------------------------------------------------
Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                          2,453,398,420
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                       (382,275)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                            (96,076,752)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and options                              129,641,932
----------------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares outstanding          $2,486,581,325
----------------------------------------------------------------------------------------------
Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($2,237,837,034 divided by 256,168,042 shares)                                            $8.74
----------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of $8.74)*                                            $9.18
----------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($246,406,875 divided by 28,218,320 shares)+                                              $8.73
----------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($2,337,416 divided by 267,205 shares)                                                    $8.75
----------------------------------------------------------------------------------------------
Offering price per share (100/96.75 of $8.75)**                                           $9.04
----------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
For the year ended September 30, 1995

 Tax exempt interest income                                   $164,389,584
---------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------
Compensation of Manager (Note 2)                              $ 11,532,857
---------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   1,763,606
---------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                   59,920
---------------------------------------------------------------------------
Auditing                                                            74,337
---------------------------------------------------------------------------
Legal                                                               97,045
---------------------------------------------------------------------------
Postage                                                            269,380
---------------------------------------------------------------------------
Reports to shareholders                                            174,922
---------------------------------------------------------------------------
Administrative services (Note 2)                                    28,202
---------------------------------------------------------------------------
Distribution fees--Class A (Note 2)                              4,428,102
---------------------------------------------------------------------------
Distribution fees--Class B (Note 2)                              1,929,582
---------------------------------------------------------------------------
Distribution fees--Class M (Note 2)                                  3,485
---------------------------------------------------------------------------
Registration fees                                                   12,645
---------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                    10,700
---------------------------------------------------------------------------
Other                                                               59,323
---------------------------------------------------------------------------
Total expenses                                                  20,444,106
---------------------------------------------------------------------------
Fees paid indirectly (Note 2)                                   (1,740,377)
---------------------------------------------------------------------------
Net expenses                                                    18,703,729
---------------------------------------------------------------------------
Net investment income                                          145,685,855
---------------------------------------------------------------------------
Net realized loss on investments (Note 3)                      (40,693,940)
---------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)         (23,420,368)
---------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)           (15,489,611)
---------------------------------------------------------------------------
Net unrealized appreciation of investments during the
period                                                         140,109,371
---------------------------------------------------------------------------
Net gain on investment transactions                             60,505,452
---------------------------------------------------------------------------
Net increase in net assets resulting from operations          $206,191,307
---------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                        Year ended September 30
                                                      ----------------------------
                                                          1995           1994
 ---------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------
Net investment income                              $  145,685,855   $  150,843,351
----------------------------------------------------------------------------------
Net realized loss on investments transactions         (79,603,919)        (222,476)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                           140,109,371     (274,250,423)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                       206,191,307   $ (123,629,548)
----------------------------------------------------------------------------------
Distributions to shareholders from
----------------------------------------------------------------------------------
Net investment income:
----------------------------------------------------------------------------------
Class A                                              (133,906,914)    (141,107,300)
----------------------------------------------------------------------------------
Class B                                               (12,184,294)     (10,620,980)
----------------------------------------------------------------------------------
Class M                                                   (32,962)        --
----------------------------------------------------------------------------------
In excess of net investment income
----------------------------------------------------------------------------------
Class A                                                  --                (31,397)
----------------------------------------------------------------------------------
Class B                                                  --                 (2,363)
----------------------------------------------------------------------------------
Net realized gain on investments
----------------------------------------------------------------------------------
Class A                                                  --            (17,555,714)
----------------------------------------------------------------------------------
Class B                                                  --             (1,321,398)
----------------------------------------------------------------------------------
In excess of net realized gain on investments
----------------------------------------------------------------------------------
Class A                                                  --            (14,879,157)
----------------------------------------------------------------------------------
Class B                                                  --             (1,119,935)
----------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                 (19,775,667)     193,573,375
----------------------------------------------------------------------------------
Total increase (decrease) in net assets                40,291,470     (116,694,417)

Net assets
----------------------------------------------------------------------------------
Beginning of period                                 2,446,289,855    2,562,984,272
----------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $382,275 and $417,701
respectively)                                      $2,486,581,325   $2,446,289,855

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                 For the period                                        For the period
                                              February 16, 1995                                       January 4, 1993
                                                  (commencement                                         (commencement
                                              of operations) to                                     of operations) to
                                                   September 30       Year ended September 30            September 30
                                            -------------------    --------------------------    --------------------
                                                           1995               1995       1994                    1993
                                            -------------------    ---------------    -------    --------------------
                                                        Class M                         Class B
                                            -------------------    --------------------------------------------------
Net asset value, beginning of period              $ 8.61              $   8.53       $   9.66                $   9.02
 --------------------------------------------------------------------------------------------------------------------
Investment operations
 --------------------------------------------------------------------------------------------------------------------
Net investment income                                .31                   .46            .47                     .34
 --------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                       .13                   .20           (.98)                    .64
 --------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .44                   .66           (.51)                    .98
 --------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
 --------------------------------------------------------------------------------------------------------------------
From net investment income                          (.30)                 (.46)          (.49)                   (.34)
 --------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                    --             --                      --
 --------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                      --                    --           (.07)                     --
 --------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                           --                    --           (.06)                     --
 --------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.30)                 (.46)          (.62)                   (.34)
 --------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 8.75              $   8.73       $   8.53                $   9.66
 --------------------------------------------------------------------------------------------------------------------
Total investment return at net asset
value (%) (a)                                       5.23(b)               8.01          (5.51)                  11.10(b)
 --------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $2,337              $246,407       $213,679                $137,323
 --------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
(%) (c)                                              .67(b)               1.43           1.41                    1.04(b)
 --------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net asset (%)                               3.04(b)               5.34           5.31                    3.66(b)
 --------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             68.23                 68.23          59.27                   43.77


(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(b) Not annualized.


(c) The ratio of expenses to average net assets for the period ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2)

                     Year ended September 30
-----------------------------------------------------------------
       1995       1994         1993         1992         1991
-----------------------------------------------------------------
                             Class A
-----------------------------------------------------------------
     $8.55         $9.66        $9.11        $8.81          $8.29
-----------------------------------------------------------------

-----------------------------------------------------------------
       .52           .53          .57          .59           .58
-----------------------------------------------------------------

       .19          (.97)         .67          .47           .54
-----------------------------------------------------------------
       .71          (.44)        1.24         1.06          1.12
-----------------------------------------------------------------

-----------------------------------------------------------------
      (.52)         (.54)        (.56)        (.60)         (.58)
-----------------------------------------------------------------
        --            --         (.01)          --            --
-----------------------------------------------------------------
        --          (.07)        (.12)        (.16)         (.02)
-----------------------------------------------------------------

        --          (.06)          --           --            --
-----------------------------------------------------------------
      (.52)         (.67)        (.69)        (.76)         (.60)
-----------------------------------------------------------------
     $8.74         $8.55        $9.66        $9.11          $8.81
-----------------------------------------------------------------

      8.58         (4.72)       14.27        12.56         13.92
-----------------------------------------------------------------

$2,237,837    $2,232,611   $2,425,661   $1,867,307    $1,513,029
-----------------------------------------------------------------

       .78           .77          .74          .66           .59
-----------------------------------------------------------------

      6.03          5.97         6.81         6.65          6.75
-----------------------------------------------------------------
     68.23         59.27        43.77        58.14         78.04
-----------------------------------------------------------------

Notes to financial statements
September 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.


The fund offers class A, class B and class M shares. The fund commenced its operations of Class M shares on February 16, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro- rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.


The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.


Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.



D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.



At September 30, 1995, the fund had a capital loss carryover of approximately $25,580,000 available to offset future net capital gain, if any, which will expire on September 30, 2003.



E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferral, realized gains and losses on certain futures, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.



For the year ended September 30, 1995, the fund reclassified $473,741 to decrease distributions in excess of net investment income and $473,741, an increase to accumulated net realized loss. The calculation of net investment income per share in the financial highlights table excludes these adjustments.



F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985 and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discount on zero-coupon bonds, original issue discount bonds and stepped coupon bonds is accreted according to the effective yield method.



G) Unamortized organization expenses Expenses incurred by the fund in connection with its class B shares organization aggregated $34,737. These expenses are being amortized on a straight-line basis over a five-year period.



Note 2
Management fee, administrative services, and other transactions



Compensation of Putnam Investment Management, Inc., the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject, under current law, to reduction, in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.


The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $3,950 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.


For the year ended September 30, 1995, fund expenses were reduced by $1,740,377 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.



The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B and class M shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.



For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $183,259 and $1,013 from the sale of class A and class M shares, respectively and received $590,898 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $17,377 on class A redemptions.


Note 3
Purchases and sales of securities

During the year ended September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated

$2,905,460,036 and $2,983,335,650, respectively. Purchases and sales of short-term municipal obligations aggregated $16,110,000 and $16,110,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


Written option transactions during the year are summarized as follows:

                                                   Contract        Premiums
                                                    Amounts        Received
 ----------------------------------------------------------------------------
Contracts outstanding at beginning of year     $            --   $         --
 ---------------------------------------------------------------------------
Options opened                                   1,372,900,622     26,590,801
Options expired                                             --             --
Options closed                                   1,372,900,622     26,590,801
----------------------------------------------------------------------------
Written options outstanding at end of year     $            --   $         --
----------------------------------------------------------------------------


Note 4
Capital shares

At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized divided into three classes of shares, class A, class B and class M capital stock. Transactions in capital shares were as follows:

                                        Year Ended September 30
                     --------------------------------------------------------------
                                 1995                             1994
 ----------------------------------------------------------------------------------
Class A                 Shares          Amount          Shares           Amount
-----------------------------------------------------------------------------------
Shares sold            152,618,601  $ 1,306,234,641    98,892,293    $  889,947,250
Shares issued in
connection with
acquisition of
Texas Tax Exempt
Income Fund                     --              --      1,886,097        16,314,742
-----------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            9,008,081      76,964,617     11,764,103       107,161,522
-----------------------------------------------------------------------------------
                       161,626,682   1,383,199,258    112,542,493     1,013,423,514
-----------------------------------------------------------------------------------
Shares repurchased    (166,654,699) (1,432,393,643)  (102,548,532)     (919,634,771)
-----------------------------------------------------------------------------------
Net increase
(decrease)              (5,028,017) $  (49,194,385)     9,993,961    $   93,788,743
-----------------------------------------------------------------------------------

                                      Year Ended September 30
                     ---------------------------------------------------------
                                1995                          1994
------------------------------------------------------------------------------
Class B                 Shares         Amount        Shares         Amount
------------------------------------------------------------------------------
Shares sold           13,000,881   $111,156,375    16,392,070    $149,153,403
Shares issued in
connection with
reinvestment of
distributions            908,734      7,767,291       947,875       8,594,767
------------------------------------------------------------------------------
                      13,909,615    118,923,666    17,339,945     157,748,170
------------------------------------------------------------------------------
Shares repurchased   (10,729,890)   (91,840,442)   (6,518,200)    (57,963,538)
------------------------------------------------------------------------------
Net increase           3,179,725   $ 27,083,224    10,821,745    $ 99,784,632
------------------------------------------------------------------------------

                                           For the period
                                         February 16, 1995
                                          (commencement of
                                           operations) to
                                            September 30
                                       ----------------------
                                                1995
-------------------------------------------------------------
              Class M                   Shares      Amount
-------------------------------------------------------------
Shares sold                            282,768    $2,473,005
Shares issued in connection with
reinvestment of distributions            2,400        20,942
-------------------------------------------------------------
                                       285,168     2,493,947
-------------------------------------------------------------
Shares repurchased                     (17,963)     (158,453)
-------------------------------------------------------------
Net increase                           267,205    $2,335,494
-------------------------------------------------------------


-------------------------------------------------------------
Federal tax information



The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.


The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President

David J. Eurkus
Vice President and Fund Manager

Triet M Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

Bulk Rate
U.S. Postage
PAID
Boston, MA
Permit No. 53749

20978-011/322/472   11/95

(logo) PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

 .....................................

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6)  Trademark symbol replaced with (TM)